Account number	0						

(Entry not required for special overdrafts)

Special Overdraft · Agreement to Partially Modify an Overdraft Agreement Special Overdraft (for Market Interest Rate) · Agreement to Partially Modify a Money Market Overdraft	Revenue stamp 200 yen for Mizuho Line Lump-sum Payment System Special Checking Account

December 26, 2012

Mizuho Bank, Ltd.

Debtor

Name **President**
Hideo Watanabe
Address STAAR Japan K.K.
1-5-2 Irifune, Urayasu-shi, Chiba-ken
279-0012

[seal: [illegible]; Seal of the Bank]
Seal for financial transactions

I agree to the following partial modification of the Special Overdraft Agreement, Special Overdraft Agreement (for Market Interest Rate), or Overdraft Agreement (or the Current Account Overdraft Agreement and Ancillary Agreements, the Lump-Sum Payment System Overdraft Agreement, or Money Market Current Account Overdraft Agreement) (hereinafter referred to as "the Original Agreement"). All other items shall conform to the terms of the Original Agreement.

	Terms of the agreement to be modified	The agreement before modification	The agreement after modification	Date that the agreement enters into effect
O	Maximum overdraft	*300,000,000* yen	*500,000,000* yen	*December 28, 2012*
	Transaction cutoff date	Year Month Day	Year Month Day	
	Automatic extension agreement	Regardless of whether there is an agreement to automatically extend the transaction cutoff date in the existing agreement, if no petition to cancel the transaction according to this agreement is submitted in writing by myself or your bank prior to the arrival of the transaction cutoff date after modification, then the transaction cutoff date will be extended by an additional ____ (s), and this will subsequently hold true as well.		

(Request)

O Please enter a circle in the column to the left of the agreement terms to be modified and record the details of the agreement before and after modification.

O Please enter the term (example: 1 year(s)) after modification in the appropriate section.

(This section for bank use)

Transaction code	Consensus form number

Automatic extension agreement confirmed	YES
	NO

Manager	Verified	Received

· When canceling an automatic extension agreement, receive the "Agreement to Partially Modify an Overdraft Agreement (for Cancellation of a Transaction Cutoff Date Extension Agreement" (3605Y009).

· Circle the applicable agreement name in the title and the body text.

· In the case of an automatic extension, be sure not to forget to extend the transaction cutoff date.

Print number X4FL6–BTAKS–VBEUB–3HPGC-BASEJ–8

INTEREST RATE MODIFICATION AGREEMENT
(FOR MODIFICATION OF THE BASE RATE · FOR MODIFICATION OF THE SPREAD LENDING PREMIUM RANGE)

December 26, 2012

Mizuho Bank, Ltd.

Revenue stamp Document 1 200 yen as of 07/06

Debtor Address	**President** **Mr. Hideo Watanabe** STAAR Japan K.K. 1-5-2 Irifune, Urayasu-shi, Chiba-ken 279-0012	[seal: [illegible]; Seal of the Bank] Seal for financial transactions
Address Joint and several guarantor	Mr./Ms.	Registered seal
Address Joint and several guarantor	Mr./Ms.	Registered seal

I (the Company) confirm that the base rate or the spread lending premium range (or both) pertaining to the money borrowed on the basis of the ☐ **Promissory Note** ☐ **Loan Agreement** ☒ **Special Overdraft Agreement** ☐ **Overdraft Agreement** dated *October 31, 2007* (hereinafter referred to as the Contractual Document) are as described below. In addition, regarding the method of modifying the interest rate on borrowing, I agree that all of the terms and conditions of agreements related to the application of a floating interest rate that appear in the Contractual Document or stated elsewhere shall remain in effect.

Furthermore, if the money borrowed is subject to a repayment method of equal monthly payments with interest, then I also agree to the modification of the equal monthly payments with interest for each repayment date that accompanies the modification of the interest rate.

RECORD

*	Interest before modification	Interest after modification	Date that the new interest rate enters into effect
O	*2.600*% annually The interest rate with an annual premium of *1.125*% added to the ** base rate.	*1.475*% annually The interest rate with an annual premium of *0.000*% added to the ** base rate.	*December 28, 2012*
	** Base rate □ Short-term prime rate □ Long-term loan rate tied to the short-term prime rate (3 years or less) □ Long-term loan rate tied to the short-term prime rate (more than 3 years) □ MHCB long-term prime rate	** Base rate □ Short-term prime rate □ Long-term loan rate tied to the short-term prime rate (3 years or less) □ Long-term loan rate tied to the short-term prime rate (more than 3 years)	

Regarding existing loans, the modified interest rate will be applied starting on the date that the interest is initially calculated subsequent to the date that the new interest rate enters into effect (the day following the interest payment date when calculated on the initial and final days, and the day of the interest payment when calculated on one or the other). Regarding the newly executed amount, it shall be applied starting on the execution date that follows the date upon which the new interest rate enters into effect.

* When modifying only the spread lending premium range without modifying the base interest rate, please enter a circle in the top row and enter the resulting interest rate and the spread lending premium range. When modifying the base interest rate, please enter a circle in the top row and the bottom row, enter the interest rate and the spread lending premium range, and place a circle in the square corresponding to the base interest rate.

** The definition of the base interest rate will be as follows.

1. "Short-term prime rate" refers to the prime short-term lending rate published by Mizuho Bank, Ltd. (hereinafter referred to as "the Bank").
2. "Long-term loan rate tied to the short-term prime rate (3 years or less)" refers to the prime long-term lending rate tied to the prime short-term lending rate published by the Bank that is applied to loans with an agreed transaction term of 3 years or less.
3. "Long-term loan rate tied to the short-term prime rate (more than 3 years)" refers to the prime long-term lending rate tied to the prime short-term lending rate published by the Bank that is applied to loans with an agreed transaction term of more than 3 years.
4. "MHCB long-term prime rate" refers to the base interest for the loaned amount tied to the prime long-term lending rate published by Mizuho Corporate Bank, Ltd.

(NOTE) The joint and several guarantor section is to be used for interest rate increases.

(This section for bank use)

Customer code	Consensus form number	Decision number	Loan number	Due date (for loans on bill)

Manager	Verified	Received

Print number LDZGB–JNNUE–QQ6MQ–JJ7AD–GNCK2–7

3601Y425 "Interest Rate Modification Agreement (For Modification Of The Base Rate · For Modification Of The Spread Lending Premium Range)" ([Preceding]) 10/12

LOAN APPLICATION (FOR SHORT-TERM PRIME LOANS)

December 26, 2012

Mizuho Bank, Ltd.

□□□–□□□□

Name
Address

President
Mr. Hideo Watanabe
STAAR Japan K.K.
1-5-2 Irifune, Urayasu-shi, Chiba-ken
279-0012

[seal: [illegible]; Seal of the Bank]
Seal for financial transactions

I apply for the following transaction according to the following terms.
This document does not automatically establish a financial agreement or loan commitment.

RECORD

Transaction details (Please draw a circle in the appropriate box.)

Transaction type	☐ Loan on bill ☐ Special overdraft
Desired transaction amount (Write the yen symbol before the amount.)	100 m 1 m 1 t yen ¥ 5 0 0 0 0 0 0 0 0 0
Intended transaction date	*December 28, 2012*
Intended repayment date	*March 28, 2013*
Repayment method	☐ Lump sum upon due date ☐ Amount yen on first due date Year Month Day Amount yen on the day every subsequent months with the final payment of yen
Interest rate	*1.475%* annually (base rate: short-term prime rate)
Method of interest payment	☐ Advance payment on the intended transaction date ☐ Future payment on the intended repayment date ☐ Advance payment on the intended transaction date on the day every subsequent months ☐ Future payment on the day every subsequent months starting on Year Month Day ☐
Method of interest calculation	Prorated to 365 days
If the repayment date falls on a Sunday or a holiday	☐ Payment on the preceding business day ☐ Payment on the following business day
Other terms	

END OF DOCUMENT

(This section for bank use)

Customer code	Decision number	Loan number

Manager	Verified	Received

Print number JZ4LE–2KVN8–5BZXV–WNBE5–VJSKB–6

口座番号	0						

（特別当座貸越の場合は記入不要です）

収入印紙
みずほライン・一括支払システム・特当の場合
200円

特別当座貸越・当座貸越約定一部変更約定書
特別当座貸越（市場金利用）・市場金利連動当座貸越約定一部変更約定書

2012 年 12 月 26 日

株式会社 みずほ銀行

本人 住所 〒279-0012
千葉県浦安市入船一丁目5番2号
氏名 スター・ジャパン株式会社
代表取締役 渡辺英雄

融資取引印

私は、2007 年 10 月 31 日付で差し入れた特別当座貸越約定書・特別当座貸越約定書（市場金利用）・当座貸越約定書（または当座勘定貸越約定書および付随する約定書・一括支払システム当座貸越約定書・市場金利連動当座勘定貸越約定書）（以下、原契約という）の一部を次のとおり変更することに同意します。なお、その他の事項はすべて原契約の各条項に従います。

	変更する契約条項	従来の契約	変更後の契約	実施日
○	貸越極度額	300,000,000 円	500,000,000 円	2012 年 12 月 28 日
	取引期限	年 月 日	年 月 日	
	自動延長約定	既往契約における取引期限の自動延長約定の有無に拘らず、変更後の取引期限到来前に私または貴行から、書面によりこの約定による取引解約の申し出がない場合に限り、さらに [ ] 年間取引期限を延長するものとし、その後も同様の扱いとします。		

（お願い）
○変更する契約条項の左欄に○印を記入のうえ、従来および変更後の契約内容を記入してください。
○自動延長約定欄については、該当欄に変更後の期間（例：[1] 年）を記入してください。

（銀行使用欄）

取引先コード	稟議番号

自動延長約定確認	有
	無

管主	照合	受付

・自動延長約定を解除する場合は、「当座貸越約定一部変更約定書（取引期限自動延長約定解除用）」（3605Y009）の提出をうける。
・表題および文中に記載されている約定書名の該当箇所に○表示をする。
・自動延長無先の場合は、取引期限の延長を失念することのないように注意のこと。

印刷番号 X4FL6-BTAKS-VBEUB-3HPGC-BASEJ-8

利率変更約定書（基準金利変更用・連動貸出上乗せ幅変更用）

2012年 12月 26日

株式会社　みずほ銀行

収入印紙
1号文書
200円
06.07現在

住 所

〒279-0012
千葉県浦安市入船一丁目5番2号

債務者　スター・ジャパン株式会社
代表取締役　渡辺英雄　様

（届出印）

住 所
連帯保証人
様　実 印

住 所
連帯保証人
様　実 印

私（当社）は、2007年 10月 31日付 □約束手形 □金銭消費貸借契約証書 ☑特別当座貸越約定書 □当座勘定貸越約定書（以下、契約証書という）に基づく借入金債務について、基準金利または上乗せ幅（または両方）は下記のとおりであることを確認します。また、借入利率の変更方法については、契約証書、もしくは別に差入れた連動金利適用にかかる特約の各条項が引続き適用されることに同意します。
なお、借入金債務が元利均等返済方式である場合には、利率変更に伴う各返済日における元利金返済額の変更にも同意します。

記

※	変更前利率	変更後利率	実施日
○	年 2.600％ 但し※※基準金利に上乗せ幅 年 1.125％を加えた利率	年 1.475％ 但し※※基準金利に上乗せ幅 年 0.000％を加えた利率	2012年 12月 28日
	※※基準金利 □短期プライムレート □短期ﾌﾟﾗｲﾑﾚｰﾄ連動長期貸出金利（3年以内） □短期ﾌﾟﾗｲﾑﾚｰﾄ連動長期貸出金利（3年超） □MHCB長期ﾌﾟﾗｲﾑﾚｰﾄ	※※基準金利 □短期プライムレート □短期ﾌﾟﾗｲﾑﾚｰﾄ連動長期貸出金利（3年以内） □短期ﾌﾟﾗｲﾑﾚｰﾄ連動長期貸出金利（3年超）	

既存貸出分については、実施日以降の初回利息計算開始日より変更後利率を適用します（両端の場合は利払日の翌日、片端の場合は利払日当日）。新規実行分については、実施日以降の実行日より適用します。

以 上

※基準金利を変更せず、上乗せ幅だけ変更する場合は上段に○印を記入のうえ、出来上がりの利率と上乗せ幅の記入をお願いします。基準金利を変更する場合は、上段と下段に○印を記入のうえ、利率、上乗せ幅を記入し、基準金利の該当する□内に○印の表示をお願いします。

※※上記基準金利の定義は次のとおりとします。

1.「短期プライムレート」とは、株式会社みずほ銀行（以下、銀行という）が公表する短期貸出最優遇金利をいいます。
2.「短期プレイムレート連動長期貸出金利（3年以内）」とは、銀行が公表する短期貸出最優遇金利に連動する長期貸出最優遇金利のうち、約定取引期間3年以内の貸出について適用されるものをいいます。
3.「短期プライムレート連動長期貸出金利（3年超）」とは、銀行が公表する短期貸出最優遇金利に連動する長期貸出最優遇金利のうち、約定取引期間3年超の貸出について適用されるものをいいます。
4.「MHCB 長期プライムレート」とは、株式会社みずほコーポレート銀行が発表する長期貸出最優遇金利に連動する貸出金の基準金利をいいます。

（注）連帯保証人の欄は金利引上げ時使用する。

（銀行使用欄）

取引先コード	稟議番号	決裁番号	貸付番号	手形期日(手形貸付の場合)

管主	照合	受付

借入申込書（短期プライム用）

2012年 12月 26日

株式会社みずほ銀行

□□□-□□□□
おところ 〒279-0012 千葉県浦安市入船一丁目5番2号
おなまえ スター・ジャパン株式会社 代表取締役 渡辺英雄 様
融資取引印

私は、下記条件にて下記取引を申込みます。
なお、本書により自動的に融資契約または融資予約が成立するものではありません。

記

取引の内容（該当する□内には、○印の表示をお願いします。）

取引種類	□ 手形貸付　☑ 特別当座貸越
取引希望金額（金額頭部に¥マーク）	十億 百万 千 円 ¥5,000,000,000
取引予定日	2012年 12月 28日
返済予定日	2013年 3月 28日
返済方法	☑ 期限一括 □ 第１回返済日　年　月　日に 金　円、 以降　ヵ月毎の各　日に 金　円 ただし、最終回は 金　円
利　率	年 1.475 %（基準金利：短期プライムレート）
利息支払方法	☑ 取引予定日に前払い □ 返済予定日に後払い □ 取引予定日および　年　月　日以後　ヵ月毎の各　日に前払い □ 　年　月　日より　ヵ月毎の各　日に後払い □
利息計算方法	３６５日 日割計算
返済日休日の場合	□ 前営業日　☑ 翌営業日
その他条件	

以上

（銀行使用欄）

取引先コード	決裁番号	貸付番号

管主	照合	受付

特別当座貸越約定書（市場金利用）
Agreement on Overdraft in Special Current Account (for Money Market Interest Rate use)

株式会社 みずほ銀行
To: Mizuho Bank, Ltd. (the "Bank")

平成　　年　　月　　日
Date: ____________

収入印紙 /Revenue Stamp ¥200

おところ
Address of the Borrower :

おなまえ
Name of the Borrower:

融資取引印/seal	預金取引印/seal

私（以下、借主といいます）は、株式会社みずほ銀行（以下、銀行といいます）との当座貸越取引について、別に契約した銀行取引約定書の各条項のほか、次の借入要項および約定を確約します。

In addition to the terms and conditions set forth in the Agreement on Bank Transactions separately executed, I/we (hereinafter referred to as the "Borrower") do hereby agree to the Description of Overdraft Transaction and the terms and conditions set forth in the following with regard to current account overdraft transactions with Mizuho Bank, Ltd. (hereinafter referred to as the " Bank").

［借入要項］
［Description of Overdraft Transactions］

1	貸越極度 Maximum Aggregate Amount of Overdraft	______________________ (Japanese Yen ______________)			
2	貸越利率 Interest Rate	・市場金利に基づく金利に一定の割合の利率（スプレッド）を加算した利率とします(Interest rate shall be determined bases on market interest rate plus spread.) ・計算方法は年 365 日の日割計算とします。(Interest calculation shall be made based on 365-day year basis.)			
3	入金指定口座兼返済用預金口座/Designated Deposit Account	取引店/Branch	科目/Type	口座番号 /Account Number	名 義 /Name of the account holder
4	取引期限/Expiry Date	年　　月　　日　　yy/mm/dd			

［約　　定］

［Terms and Conditions］

第1条　(貸越極度額)

貸越極度額は、借入要項１記載のとおりとします。

Article 1.　(Maximum Aggregate Amount of Overdraft)

The maximum aggregate amount of overdraft shall be limited to the amount stipulated in the item 1 of the "Description of Overdraft Transactions" section above.

第２条　(取引方法)

1. 借主がこの約定に基づく当座貸越を使用するときは予め銀行に通知し、銀行の承諾をえるものとします。
2. 銀行の承諾があった場合、借主は、銀行所定の当座貸越払戻請求書を銀行に提出することにより貸越をうけるものとします。貸越金の入金口座は、借入要項３に定める借主名義の預金口座とします。
3. この約定による取引は、当座貸越取引のみとし、小切手・手形の振出あるいは引受、公共料金等の自動支払いは行ないません。

Article 2.　(Transaction Procedure)

1. The Borrower agree to notify and obtain the Bank's approval in advance when apply for the current account overdraft transaction under this Agreement.
2. Subject to the Bank's approval, the Borrower shall submit a withdrawal slip prescribed by the Bank for the purpose of entering into current account overdraft transactions under this Agreement, whereby the Bank will credit the Designated Deposit Account as specified in the item 3 of "Description of Overdraft Transactions" section by the amount stated on the withdrawal slip.
3. Under this Agreement, transactions will be restricted to current account overdraft only. This account shall not be used to draw/accept checks/bills and notes or for automatic payment of utilities, etc.

第３条　(取引期限)

この約定による取引は、期限を借入要項４のとおりとします。

ただし、期限までに、借主または銀行のいずれからも特段の意思表示がない場合は、期限を更に１年間延長できるものとし、その後も同様とします。

Article 3.　(Expiration)

The overdraft transactions under this Agreement shall expire on the date specified in the item 4 of "Description of Overdraft Transactions" section, however, if no intention to terminate this Agreement is expressed by the Borrower or the Bank by the date, this Agreement will be renewed for a further period of one year and the same shall apply thereafter.

第４条　(利息・損害金)

1. 貸越金に対する利息は、借入要項２に定める利率によるほか、計算方法、支払時期等は銀行の定めによります。
2. 債務不履行の場合には、弁済すべき金額に対し、銀行の調達コストに年２%を加算した割合もしくは年14%の割合のいずれか高い方にあたる割合による損害金を支払います。なお、損害金の計算方法は銀行の定めによります。
3. 銀行は、別途銀行と合意した時期及び方法によって計算した利息並びに損害金を、借入要項３に定める借主名義の預金口座から引落してください。この場合、当座勘定規定または普通預金規定にかかわらず当座小切手又は普通預金通帳および払戻請求書は提出しません。

Article 4.　(Interest and Damages)

1. The rate of interest on overdraft shall be the interest rate specified in item 2 of "Description of Overdraft Transactions" section, and the method of interest calculation and due date shall be reasonably determined by the Bank.

2. Damages the Borrower shall pay to the Bank in the event of the Borrower's failure to perform its obligations owed to the Bank shall be calculated at the rate per annum at which the Bank would be required to raise fund at the time of the default plus two percent (2%) per annum, or fourteen percent (14%) per annum, whichever is higher. The method of calculation shall be determined by the Bank.
3. The Bank may withdraw the applicable amount of interest from the Designated Deposit Account specified in "Description of Overdraft Transactions" section and may apply such amount for the satisfaction of the amount due. Notwithstanding the current account regulation or ordinary deposit account regulation stipulated by the Bank, the Borrower shall not submit any check, ordinary deposit passbook or withdrawal slip in case of such withdrawal.

第5条　(返済)

1. 貸越金の返済は別途銀行と合意した返済予定日に、別途銀行と合意した金額を弁済するものとします。
2. 銀行は、貸越元金に係る返済金を借入要項 3 に定める借主名義の預金口座から引き落としてください。この場合も当座勘定規定または普通預金規定にかかわらず当座小切手又は普通預金通帳および払戻請求書は提出しません。

Article 5.　(Repayment)

1. The repayment of principal and payment of interest, etc. shall be made on the date and in the amount separately determined between the Borrower and the Bank.
2. The Bank may withdraw the principal amount to be repaid from the Designated Deposit Account specified in the item 3 of the "Description of Overdraft Transactions" section and may apply such amount for the satisfaction of the amount due. Notwithstanding the current account regulation or ordinary deposit account regulation stipulated by the Bank, the Borrower shall not submit any check, ordinary deposit passbook or withdrawal slip in case of such withdrawal.

第 6 条　(即時支払)

1. 借主について次の各号の事由が一つでも生じた場合には、銀行からの通告催告等がなくても貸越元利金の弁済期が到来するものとし、借主は直ちに支払います。

(1) 支払の停止または破産、民事再生手続開始、会社更生手続開始、会社整理開始もしくは特別清算開始の申立があったとき。
(2) 手形交換所の取引停止処分をうけたとき。
(3) 借主または保証人の預金その他の銀行に対する債権について仮差押、保全差押または差押の命令、通知が発送されたとき。
(4) 借主の責めに帰すべき事由によって、銀行に借主の所在が不明となったとき。

2. 借主について次の各号の事由が一つでも生じた場合には、銀行から請求ありしだい貸越元利金の弁済期が到来するものとし、借主は直ちに支払います。

(1) 銀行に対する債務の一部でも履行を遅滞したとき。
(2) 担保の目的物について差押、または競売手続の開始があったとき。
(3) 銀行との取引約定に違反したとき。
(4) 借主の保証人が前項または本項の各号の一つでも該当したとき。
(5) 前各号のほか借主の債務の弁済に支障をきたす相当の事由が生じたとき。

3. 前項において、借主が銀行に対する住所変更の届出を怠るなど借主の責めに帰すべき事由により、銀行からの請求が延着しまたは到達しなかった場合には、通常到達すべき時に貸越元利金の弁済期が到来したものとします。

Article 6.　(Acceleration of Payment)

1. In case any one of the following events occurs to the Borrower, the principal amount of overdraft and interest thereon shall immediately become due and payable without any notice or demand, etc., from the Bank, and the Borrower shall pay such principal and interest forthwith.

(1) When the Borrower has become unable to pay its debts or obligations or application or petition is submitted for bankruptcy, commencement of civil rehabilitation

proceedings, commencement of corporate reorganization proceedings, commencement of company arrangement or commencement of special liquidation.

(2) When the Clearing House in observance of its rules takes procedures for suspension of the Borrower's transactions with banks and similar institutions.

(3) When order or notice of provisional attachment, preservative attachment or attachment is dispatched in respect of the Borrower's or the guarantor's deposits and/or any other credits with the Bank.

(4) When the Borrower's whereabouts become unknown to the Bank due to the Borrower's failure to notify the Bank of change of its address or any other causes attributable to the Borrower.

2. In any of the following cases, upon the Bank's demand, the principal amount of overdraft and interest thereon shall immediately become due and payable, and the Borrower shall pay such principal and interest forthwith.

(1) When the Borrower fails to pay any of its obligations to the Bank when it is due.

(2) When property offered to the Bank as security is attached or public auction procedure is commenced in respect of such property.

(3) When the Borrower violate the stipulations of any transactions with the Bank.

(4) When the guarantor falls under any one of the items of the preceding Paragraph or this Paragraph.

(5) When a reasonable and probable cause, other than the items provided in this Paragraph, which adversely affects the repayment of the Borrower's obligation occurs.

3. In cases where demand provided for in the preceding Paragraph is delayed or fails to be received by the Borrower because of causes attributable to the Borrower, including, but not limited to the Borrower's failure to notify the change of its address to the Bank, the payment shall be deemed accelerated at the time such notice normally would have been received.

第７条　（期限前弁済）

1．借主がやむを得ず金利期間終了前にその全部または一部を弁済しようとする場合には、あらかじめ銀行の承諾を得るものとします。

2．借主が銀行の承諾を得たうえで期限前弁済をする場合、または借主が前条の即時支払事由に該当した場合において銀行に損害金が発生したときは、借主はその損害金を直ちに支払うものとします。この場合の損害金とは、銀行が新たに市場において運用しまたは運用したと仮定したときの再運用金利が、該当する貸越金の約定金利を下回る場合にその金利差によって生じる金額であり、損害金の算出は銀行所定の計算方法によるものとします。

Article 7.

1. The Borrower agree to notify and obtain the Bank's approval in advance when apply for the full or partial prepayment prior to the last date of the interest period in special occasion.

2. The Borrower agree to pay to the Bank damages incurred in case the Borrower make prepayments with the Bank's consent, or in the case the Borrower is obliged for the immediate prepayment due to the acceleration pursuant to Article 6. Damages in this case is defined as the amount obtained by multiplying the amount of prepayment by the difference between the rate of interest available to the Bank for investment of funds in the amount equal to the amount of such prepayment for the period from and including the day on which the prepayment is made until the scheduled overdraft repayment date (hereinafter referred to as "reinvestment rate"), and the rate of interest applicable to the overdraft (hereinafter referred to as "applicable rate"), if the reinvestment rate is lower than the applicable rate.

書式変更: インデント : 左 : 22.7 mm, ぶら下げインデント : 4.6 字, 段落番号 + レベル : 5 + 番号のスタイル : 1, 2, 3, … + 開始 : 1 + 配置 : 左 + 整列 : 29.6 mm + タブ : 36 mm + インデント : 36 mm, タブ位置: 11.33 字(なし)

第８条　（貸越の減額、中止、解約）

1．金融情勢の変化、債権の保全その他相当の事由があるときは、銀行はいつでも極度額を減額し、貸越を中止し、または第３条の定めにかかわらずいつでもこの契約を解約することができます。

書式変更: インデント : 左 : 0 mm, ぶら下げインデント : 13.8 字, 段落番号 + レベル : 2 + 番号のスタイル : 1, 2, 3 … + 開始 : 7 + 配置 : 左 + 整列 : 7.4 mm + タブ : 20.1 mm + インデント : 20.1 mm, タブ位置: 6.33 字(なし)

2. この約定による取引が終了し、または貸越が中止された場合には、直ちに貸越元利金を支払います。また、極度額を減額された場合にも直ちに減額後の極度額を超える貸越金を支払います。

Article 7. (Reduction, Suspension and Termination)

(1) In the event there is any change in the financial conditions or if it becomes necessary for the Bank to preserve the Bank's rights or if there exists any other reasonable causes, the Bank may at any time reduce the Maximum Aggregate Amount of Overdraft, suspend the overdraft transaction or terminate this Agreement, notwithstanding Article 3 of this Agreement.

(2) When the transaction pursuant to this Agreement is terminated or when the overdraft transaction is suspended, the Borrower shall immediately pay the principal amount of overdraft and interest thereon. Further, when the Maximum Aggregate Amount of Overdraft is reduced, the Borrower shall immediately pay the amount of overdraft exceeding the reduced maximum amount.

End

(This Agreement shall be executed in both Japanese text and English text herein.)

Confirmed by:

____

Name:
Title: